Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,287.24
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $57,773.38
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,251.83
- Mortality & Expense Charge****         $659.19
+ Hypothetical Rate of Return*****     ($725.11)
                                       --------
=                                        $71,287 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month                  COI

             1                   $34.27
             2                   $34.28
             3                   $34.29
             4                   $34.30
             5                   $34.31
             6                   $34.32
             7                   $34.32
             8                   $34.33
             9                   $34.34
            10                   $34.35
            11                   $34.36

            12                   $34.36

             Total              $411.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($61.43)
             2             ($61.25)
             3             ($61.07)
             4             ($60.88)
             5             ($60.70)
             6             ($60.52)
             7             ($60.33)
             8             ($60.15)
             9             ($59.97)
            10             ($59.79)
            11             ($59.60)
            12             ($59.42)

         Total            ($725.11)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $71,287.24
- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $52,592 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,520.93
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $67,218.71
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,246.65
- Mortality & Expense Charge****         $744.28
+ Hypothetical Rate of Return*****     $4,143.15
                                       ---------
=                                        $85,521 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month              COI

             1               $33.92
             2               $33.92
             3               $33.91
             4               $33.90
             5               $33.90
             6               $33.89
             7               $33.88
             8               $33.88
             9               $33.87
            10               $33.86
            11               $33.86
            12               $33.85

            Total           $406.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $341.25
             2               $341.97
             3               $342.69
             4               $343.42
             5               $344.15
             6               $344.88
             7               $345.61
             8               $346.35
             9               $347.09
            10               $347.83
            11               $348.57
            12               $349.32
             Total         $4,143.15

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $85,520.93
- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $66,826 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $102,199.82
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $77,853.72
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,240.70
- Mortality & Expense Charge****         $840.07
+ Hypothetical Rate of Return*****    $10,276.87
                                      ----------
=                                       $102,200 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month              COI

             1               $33.53
             2               $33.50
             3               $33.48
             4               $33.46
             5               $33.43
             6               $33.41
             7               $33.38
             8               $33.35
             9               $33.33
            10               $33.30
            11               $33.28
            12               $33.25

             Total          $400.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $824.02
             2               $829.75
             3               $835.53
             4               $841.35
             5               $847.22
             6               $853.14
             7               $859.11
             8               $865.12
             9               $871.19

            10               $877.30
            11               $883.47
            12               $889.68

         Total            $10,276.87

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $102,199.82
- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $83,505 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $69,518.86
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,471.66
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,748.19
- Mortality & Expense Charge****        $645.05
+ Hypothetical Rate of Return*****    ($709.55)
                                      --------
=                                       $69,519 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI

             1               $55.60
             2               $55.61
             3               $55.63
             4               $55.64
             5               $55.66
             6               $55.67
             7               $55.69
             8               $55.71
             9               $55.72
            10               $55.74
            11               $55.75
            12               $55.77

         Total              $668.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($60.32)
             2              ($60.10)
             3              ($59.88)
             4              ($59.67)
             5              ($59.45)
             6              ($59.24)
             7              ($59.02)
             8              ($58.80)
             9              ($58.59)
            10              ($58.38)
            11              ($58.16)
            12              ($57.95)

         Total             ($709.55)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $69,518.86

- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $50,824 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $83,505.94
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $65,767.56
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,739.93
- Mortality & Expense Charge****         $728.83
+ Hypothetical Rate of Return*****     $4,057.14
                                       ---------
=                                        $83,506 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI

             1               $55.04
             2               $55.03
             3               $55.02
             4               $55.01
             5               $55.01
             6               $55.00
             7               $54.99
             8               $54.98
             9               $54.97
            10               $54.97

            11               $54.96
            12               $54.95

         Total              $659.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $335.13
             2               $335.67
             3               $336.20
             4               $336.74
             5               $337.27
             6               $337.81
             7               $338.35
             8               $338.90
             9               $339.44
            10               $339.99
            11               $340.54
            12               $341.09

            Total          $4,057.14

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $83,505.94
- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $64,811 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $99,905.68

                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $76,239.01
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,730.45
- Mortality & Expense Charge****        $823.19
+ Hypothetical Rate of Return*****   $10,070.30
                                     ----------
=                                       $99,906 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI

             1               $54.41
             2               $54.37
             3               $54.34
             4               $54.30
             5               $54.26
             6               $54.22
             7               $54.19
             8               $54.15
             9               $54.11
            10               $54.07
            11               $54.03
            12               $53.99

            Total           $650.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $809.49
             2               $814.74
             3               $820.04
             4               $825.38
             5               $830.77
             6               $836.20
             7               $841.67
             8               $847.19
             9               $852.75
            10               $858.36
            11               $864.01
            12               $869.71

            Total         $10,070.30

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $99,905.68
- Year 5 Surrender Charge           $18,694.85
                                    -----------
=                                      $81,211 (rounded to the nearest dollar)